Exhibit 99.2
RENT-A-CENTER, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA
CONSOLIDATED BALANCE SHEET
As of September 30, 2006

			Pro Forma		Pro Forma
	Rent-A-Center	Rent-Way	Adjustments		Consolidated
(In thousands)
ASSETS
Cash and cash equivalents	$53,706	$10,739	$(19,192	)(a)	$45,253
Accounts receivable, net	21,332	48	—		21,380
Prepaid expenses and other assets	47,303	14,763	(3,712	)(b)	58,354
Rental merchandise, net
On rent	638,091	162,349	—		800,440
Held for rent	195,086	46,655	—		241,741
Merchandise held for installment sale	1,928	10	—		1,938
Property assets, net	158,520	45,847	—		204,367
Goodwill, net	945,278	187,500	326,092	(c)	1,458,870
	—	—	(187,500	)(d)	(187,500)
Intangible assets, net	3,481	1,831	23,850	(e)	29,162

	$2,064,725	$469,742	$139,538		$2,674,005

LIABILITIES
Accounts payable — trade	$116,091	$15,100	$—		$131,191
Accrued liabilities	215,764	70,841	35,008	(f)	321,613
Deferred income taxes	126,822	20,742	(124,057	)(g)	23,507
Senior debt	358,468	26,000	600,000	(a)	958,468
	—	—	(26,000	)(h)	—
Subordinated notes payable	300,000	202,741	(202,741	)(h)	300,000
Convertible preferred stock	—	23,721	(23,721	)(h)	—

	1,117,145	359,145	258,489		1,734,779

STOCKHOLDERS’ EQUITY
Common stock	1,039	305,073	(305,073	)(i)	1,039
Additional paid-in capital	653,833	1,895	(1,895	)(i)	653,833
Retained earnings	1,006,798	(196,180)	187,826	(i)(j)	998,444
Treasury stock	(714,090)	(191)	191	(i)	(714,090)

	947,580	110,597	(118,951)		939,226

	$2,064,725	$469,742	$139,538		$2,674,005

RENT-A-CENTER, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF EARNINGS
For the Nine Months Ended September 30, 2006

			Pro Forma		Pro Forma
	Rent-A-Center	Rent-Way	Adjustments		Consolidated
(In thousands, except per share data)
Revenues
Store
Rentals and fees	$1,579,719	$365,030	$43	(p)	$1,944,792
Merchandise sales	138,934	31,895	—		170,829
Installment sales	18,377	—	—		18,377
Other	10,263	12,180	—		22,443
Franchise
Merchandise sales	26,752	—	—		26,752
Royalty income and fees	3,737	—	—		3,737

	1,777,782	409,105	43		2,186,930

Operating expenses
Direct store expenses
Cost of rentals and fees	344,518	89,148	—		433,666
Cost of merchandise sold	100,955	30,636	—		131,591
Cost of installment sales	7,677	—	—		7,677
Salaries and other expenses	1,012,263	212,113	(323	)(p)	1,224,053
Franchise cost of merchandise sold	25,659	—	—		25,659

	1,491,072	331,897	(323)		1,822,646

General and administrative expenses	66,017	48,529	—		114,546
Amortization of intangibles	2,845	613	8,906	(k)	12,364
Litigation settlement/(reversion)	15,300	—	—		15,300

Total operating expenses	1,575,234	381,039	8,583		1,964,856

Operating profit	202,548	28,066	(8,540)		222,074

Finance charges from refinancing	2,165	—	—		2,165
Interest expense	39,646	29,670	2,606	(l)	71,922
Interest income	(4,194)	(435)	—		(4,629)

Earnings before income taxes	164,931	(1,169)	(11,146)		152,616

Income tax expense	59,519	6,310	(10,754	)(m)	55,075

NET EARNINGS	105,412	(7,479)	(392)		97,541

Preferred stock dividend	—	1,816	(1,816	)(n)	—

Net earnings allocable to common stockholders	$105,412	$(9,295)	$1,424		$97,541

Net income per common share:
Basic	$1.52				$1.40
Diluted	$1.49				$1.38

Weighted average shares outstanding:
Basic	69,536				69,536
Diluted	70,581				70,581

RENT-A-CENTER, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF EARNINGS
For the Twelve Months Ended December 31, 2005

			Pro Forma		Pro Forma
	Rent-A-Center	Rent-Way	Adjustments		Consolidated
(In thousands, except per share data)
Revenues
Store
Rentals and fees	$2,084,757	$463,094	$(857	)(p)	$2,546,994
Merchandise sales	177,292	38,531	—		215,823
Installment sales	26,139	—	—		26,139
Other	7,903	16,394	—		24,297
Franchise
Merchandise sales	37,794	—	—		37,794
Royalty income and fees	5,222	—	—		5,222

	2,339,107	518,019	(857)		2,856,269

Operating expenses
Direct store expenses
Cost of rentals and fees	452,583	111,279	—		563,862
Cost of merchandise sold	129,624	36,448	—		166,072
Cost of installment sales	10,889	—	—		10,889
Salaries and other expenses	1,358,760	273,161	101	(p)	1,632,022
Franchise cost of merchandise sold	36,319	—	—		36,319

	1,988,175	420,888	101		2,409,164

General and administrative expenses	82,290	56,203	—		138,493
Amortization of intangibles	11,705	380	11,874	(k)	23,959
Litigation settlement/(reversion)	15,166	—	—		15,166
Restructuring charge	(8,000)	—	—		(8,000)

Total operating expenses	2,089,336	477,471	11,975		2,578,782

Operating profit	249,771	40,548	(12,832)		277,487

Interest expense	46,195	21,815	29,091	(o)	97,101
Interest income	(5,492)	(126)	—		(5,618)

Earnings before income taxes	209,068	18,859	(41,923)		186,004

Income tax expense	73,330	8,584	(16,674	)(m)	65,240

NET EARNINGS	135,738	10,275	(25,249)		120,764

Preferred stock dividend	—	2,230	(2,230	)(n)	—

Net earnings allocable to common stockholders	$135,738	$8,045	$(23,019)		$120,764

Net income per common share:
Basic	$1.86				$1.65
Diluted	$1.83				$1.63

Weighted average shares outstanding:
Basic	73,018				73,018
Diluted	74,108				74,108

Notes to Unaudited Pro Forma Financial Statements
Basis of Presentation. On November 15, 2006, Rent-A-Center, Inc., completed its acquisition of Rent-Way, Inc., and its subsidiaries, whereby Rent-Way became a wholly owned subsidiary of Rent-A-Center, Inc., in a transaction accounted for using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141 (“SFAS 141”), “Business Combinations”. The total purchase price of approximately $619.2 million includes cash payments and borrowings under our senior credit facilities and direct transaction costs of approximately $11.0 million. The maturity date of the senior credit facilities is June 30, 2012. A variance of 1/8 percent in the interest rate would affect income by $358,000 and $484,000 at September 30, 2006 and December 31, 2005, respectively.
The total purchase price of the merger is as follows (in thousands):

Cash	$608,192
Direct transaction costs	11,000

Total purchase price	$619,192

The allocation of the purchase price is preliminary pending the completion of various analyses and finalization of estimates. The allocation of the purchase price and estimated useful lives and first year amortization associated with certain assets is as follows (in thousands):

		First Year	Estimated
	Amount	Amortization	Useful Life
Net tangible assets	$110,597
Customer contracts and relationships and non-compete agreements	23,850	$11,874	2-5 years
Financing costs	4,049	230	6 years
Debt payment	252,463
Deferred tax assets	124,057
Accrued restructuring charges	(34,416)
Goodwill, net	138,592

Total purchase price	$619,192

Reclassifications. Certain reclassification adjustments have been made to conform Rent-Way’s historical reported balances to the pro forma combined condensed financial statement basis of presentation. The balance sheet reclassifications are as follows:

			Rent-Way
(In thousands)	Rent-Way	Reclassifications	Reclassified
ASSETS
Cash and cash equivalents	$10,782	$(43)	$10,739
Accounts receivable, net	—	48	48
Prepaid expenses and other assets	17,304	(2,541)	14,763
Rental merchandise, net
On rent	208,404	(46,055)	162,349
Held for rent	—	46,655	46,655
Merchandise held for installment sale	—	10	10
Property assets, net	45,709	138	45,847
Goodwill, net	187,500	—	187,500
Intangible assets, net	1,831	—	1,831

	$471,530	$(1,788)	$469,742

LIABILITIES
Accounts payable — trade	$20,677	$(5,577)	$15,100
Accrued liabilities	67,049	3,792	70,841
Deferred income taxes	20,742	—	20,742
Senior debt	228,744	(202,744)	26,000
Subordinated notes	—	202,741	202,741
Convertible preferred stock	23,721	—	23,721

	360,933	(1,788)	359,145

STOCKHOLDERS’ EQUITY
Common stock	305,073	—	305,073
Additional paid-in capital	1,895	—	1,895
Retained earnings	(196,180)	—	(196,180)
Treasury stock	(191)	—	(191)

	110,597	—	110,597

	$471,530	$(1,788)	$469,742

The income statement reclassifications for the nine months ended September 30, 2006, are as follows:

			Rent-Way
	Rent-Way	Reclassifications	Reclassified
(In thousands)
Revenues
Store
Rentals and fees	$343,455	$21,575	$365,030
Merchandise sales	—	31,895	31,895
Installment sales	—	—	—
Other revenue	65,274	(53,094)	12,180
Franchise
Merchandise sales	—	—	—
Royalty income and fees	—	—	—

	408,729	376	409,105

Operating expenses
Direct store expenses
Cost of rentals and fees	119,981	(30,833)	89,148
Cost of merchandise sold	7,361	23,275	30,636
Cost of installment sales	—	—	—
Salaries and other expenses	255,356	(43,243)	212,113
Franchise cost of merchandise sold	—	—	—

	382,698	(50,801)	331,897

General and administrative expenses	90	48,439	48,529
Amortization of intangibles	613	—	613

Total operating expenses	383,401	(2,362)	381,039

Operating profit	25,328	2,738	28,066

Interest expense	29,564	106	29,670
Interest income	(435)	—	(435)

Earnings before income taxes	(3,801)	2,632	(1,169)

Income tax expense	3,678	2,632	6,310

Net loss before discontinued operations	(7,479)	—	(7,479)

Preferred stock dividend	1,816	—	1,816

Net loss before discontinued operations	$(9,295)	$—	$(9,295)

The income statement reclassifications for the twelve months ended December 31, 2005, are as follows:

			Rent-Way
	Rent-Way	Reclassifications	Reclassified
(In thousands)
Revenues
Store
Rentals and fees	$434,480	$28,614	$463,094
Merchandise sales	—	38,531	38,531
Installment sales	—	—	—
Other revenue	83,738	(67,344)	16,394
Franchise
Merchandise sales	—	—	—
Royalty income and fees	—	—	—

	518,218	(199)	518,019

Operating expenses
Direct store expenses
Cost of rentals and fees	148,979	(37,700)	111,279
Cost of merchandise sold	10,403	26,045	36,448
Cost of installment sales	—	—	—
Salaries and other expenses	321,558	(48,397)	273,161
Franchise cost of merchandise sold	—	—	—

	480,940	(60,052)	420,888

General and administrative expenses	120	56,083	56,203
Amortization of intangibles	380	—	380

Total operating expenses	481,440	(3,969)	477,471

Operating profit	36,778	3,770	40,548

Interest expense	21,275	540	21,815
Interest income	(126)	—	(126)

Earnings before income taxes	15,629	3,230	18,859

Income tax expense	5,354	3,230	8,584

Net loss before discontinued operations	10,275	—	10,275

Preferred stock dividend	2,230	—	2,230

Net loss before discontinued operations	$8,045	$—	$8,045

Pro Forma Adjustments. Pro forma adjustments are necessary to reflect the purchase price and to conform accounting of deferred revenue from Rent-Way’s policy to be in accordance with Rent-A-Center’s policy.
The following pro forma adjustments are reflected in the financial statements:
(a)	Includes $19.2 million in cash and a $600.0 million increase to our senior credit facility for the purchase price of Rent-Way.

(b)	Consists of $4.0 in financing fees for the new senior credit facility, net of a write-off of $2.6 million in financing costs for our previous senior credit facility and a write-off of $5.1 million in financing costs for Rent-Way’s credit facilities.

(c)	Reflects the addition of goodwill.

(d)	Consists of the elimination of Rent-Way goodwill.

(e)	Consists of customer contracts of $23.6 million and non-compete agreements of $250,000 resulting from the acquisition.

(f)	Accrued liabilities include an increase of approximately $600,000 related to the conformity of accounting policies for deferred revenue and $34.4 million related to accrued restructuring charges.

(g)	Consists of previously unrecognized deferred tax assets that are considered more likely than not to be realized as a result of the acquisition.

(h)	Consists of the elimination of Rent-Way’s debt and convertible preferred stock.

(i)	Consists of the elimination of Rent-Way’s equity.

(j)	Includes adjustment of approximately $600,000 for conformity of accounting policies for deferred revenue, write-off of $2.6 million in our financing costs and $5.1 million in Rent-Way’s financing costs.

(k)	Consists of amortization expense for customer contracts and non-compete agreements.

(l)	Reflects interest expense of $31.7 million related to $600 million in additional credit facility, an elimination of $29.3 million of Rent-Way’s interest expense related to their debt and approximately $195,000 in amortization of accrued financing costs.

(m)	Previously expensed items for income tax expense would not have been recognized if the acquisition had occurred on January 1st of the respective periods.

(n)	Consists of the elimination of the preferred stock dividend.

(o)	Reflects interest expense of $42.8 million related to $600 million in additional credit facility, an elimination of $21.7 million of Rent-Way’s interest expense related to their debt, write-off of Rent-A-Center’s accrued financing costs of $2.6 million, write-off of Rent-Way’s accrued financing costs of $5.1 million and approximately $230,000 in amortization of accrued financing costs.

(p)	Consists of adjustment for conformity of accounting policies for deferred revenue.